UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2006

First United Corporation
(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

19 South Second Street, Oakland, Maryland 21550
(Address of principal executive offices) (Zip Code)

(301) 334-9471
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On May 5, 2006, First United Corporation (the “Corporation”) issued a press release describing the Corporation's financial results for the quarter ended March 31, 2006, a copy of which is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Principal Accountant.

On May 5, 2006, the Corporation's Audit Committee dismissed Ernst & Young LLP (“E&Y”) as the Corporation's independent registered public accounting firm. This dismissal is effective May 8, 2006, after the Corporation has filed its financial report for the first quarter of 2006 on Form 10-Q with the Securities and Exchange Commission (the “SEC”).

The reports of E&Y on the consolidated financial statements of the Corporation as of and for the years ended December 31, 2004 and 2005 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2004 and 2005 and the subsequent period through May 8, 2006, the Corporation did not have any disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in its reports on the consolidated financial statements of the Corporation for such years.

During the years ended December 31, 2004 and 2005 and the subsequent period through May 8, 2006, the Corporation did not have any “reportable events” as described in Item 304 (a)(1)(v) of the SEC's Regulation S-K.

The Corporation provided E&Y with a copy of the above disclosure and requested that E&Y furnish the Corporation with a letter addressed to the SEC stating whether or not E&Y agrees with such disclosure. The letter of E&Y to the SEC, dated May 11, 2006, is attached hereto as Exhibit 16.1.

(b) Appointment of Principal Accountant.

On May 5, 2006, after considering several proposals received from various registered public accounting firms, the Corporation’s Audit Committee engaged Beard Miller Company LLP (“BMC”) as the Corporation’s independent registered public accounting firm for the remainder of 2006. This appointment is effective on May 8, 2006.

During the years ended December 31, 2004 and 2005 and the subsequent period through May 8, 2006, neither the Corporation nor anyone acting on the Corporation’s behalf consulted BMC regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements; or (2) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of the SEC’s Regulation S-K or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 16.1 Letter from Ernst & Young LLP dated May11, 2006 (filed herewith).

Exhibit 99.1 Press release dated May 5, 2006 (furnished herewith).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST UNITED CORPORATION

Dated: May 11, 2006	By:	/s/ Carissa L. Rodeheaver
Carissa L. Rodeheaver
Senior Vice President and CFO

EXHIBIT LIST

Exhibit  Description

16.1	Letter from Ernst & Young LLP dated May 11, 2006 (filed herewith).
99.1	Press release dated May 5, 2006 (furnished herewith).